================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ___________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)       October  22, 2004
                                                 -------------------------------


                                 NETMANAGE, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                        0-22158                77-0252226
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission file number)     (IRS employer
        incorporation)                                       identification no.)


20883 Stevens Creek Blvd.  Cupertino, CA                     95014
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code     (408) 973-7171
                                                    ----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.01    Completion of Acquisition.

     NetManage, Inc., experts in webifying host assets and accelerating deployment of critical applications into a Service-Oriented Architecture, announced that it has closed its acquisition of Librados, Inc., the developer of cost effective and easy to implement standards based enterprise application adapters, effective as of October 22, 2004.

     On September 22, 2004, NetManage entered into a definitive Stock Purchase Agreement (the "Purchase Agreement") with Librados and each of David James Richards, James Milton Campigli, Mohammad Naeem Akhtar, Vincent Eagen, Keith Graham, Chris Walton, Satish N. N. Numburi, Madhuri Suda, Vivian Stark, Susan Poulter, and Larry Webster (collectively, the "Shareholders"). NetManage and its affiliates had no material relationship with Librados and the Shareholders other than in respect of the Purchase Agreement.

     In connection with the Purchase Agreement, NetManage acquired all of the issued and outstanding capital stock of Librados and offered employment to substantially all of the current employees of Librados. David Richards, formerly President and CEO of Librados, has joined NetManage's executive management team as the vice president and general manager of the Librados product line of adapters. The purchase price for the acquired Librados stock was a combination of cash and shares of the common stock of NMI totaling approximately $3.5 million, which was delivered to the Shareholders at the closing. A copy of NetManage's press release announcing the closing of the acquisition is attached to this Form 8-K as an Exhibit and is incorporated herein in its entirety by reference.

Item 9.01    Financial Statements and Exhibits.

      (c)    Exhibit:

             99.1     Press Release of NetManage, Inc., dated November 12, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 12, 2004

                                             NETMANAGE, INC.


                                             By: /s/ Michael R. Peckham
                                                 -------------------------------
                                                 Michael R. Peckham
                                                 Senior Vice President & Chief
                                                 Financial Officer

                                  EXHIBIT INDEX
                                    Form 8-K
                               September 27, 2004


                                                                Filed
                                                                -----

Exhibit No.           Description                        Herewith   By Reference
-----------           -----------                        --------   ------------

   99.1               Press Release of NetManage, Inc.,     X
                      dated November 12, 2004.